Notes Receivable	12 Months Ended
Dec. 31, 2011
Notes Receivable [Abstract]
Notes Receivable

4.    Notes Receivable

The Company has notes receivable, including accrued interest, that are collateralized by certain rights in development projects, partnership interests, sponsor guaranties and/or real estate assets some of which are subordinate to other financings.

Notes receivable consist of the following (in millions):

	December 31,		Maturity Date	Interest Rate
	2011	2010
Loans receivable ( A )	$84.5	$103.7	September 2011 to October 2017	5.7% - 14.0%
Other notes	3.0	2.8	November 2014 to September 2017	8.5% - 12.0%
Tax Increment Financing Bonds (“TIF Bonds”) (B)	6.4	13.8	April 2014 to July 2026	5.5% - 8.5%

	$93.9	$120.3

(A)	Amounts exclude notes receivable and advances from unconsolidated joint ventures (Note 2).

(B)	Principal and interest are payable solely from the incremental real estate taxes, if any, generated by the respective shopping center and development project pursuant to the terms of the financing agreement.

As of December 31, 2011 and 2010, the Company had six and eight loans receivable, respectively, with total remaining non-discretionary commitments of $6.0 million and $4.0 million, respectively. The following table summarizes the activity in loans receivable on real estate from January 1, 2010, to December 31, 2011 (in thousands):

	2011	2010
Balance at January 1	$103,705	$58,719
Additions:
New mortgage loans	10,000	60,618
Interest	811	3,106
Accretion of discount	780	250

Deductions:
Payments of principal	(25,755)	—
Loan foreclosure (A)	—	(18,988)
Loan loss reserve ( B )	(5,000)	—

Balance at December 31	$84,541	$103,705

(A)	A loan receivable in the amount of approximately $19.0 million at December 31, 2009, that was considered non-performing was foreclosed in 2010. This transaction resulted in an increase in real estate assets and a decrease in notes receivable of approximately $19.0 million in 2010, as the carrying value of the loan receivable approximated the fair value of the real estate assets acquired through foreclosure.

(B)	Amount classified in other expense, net in the consolidated statement of operations for the year ended December 31, 2011. This reserve was written off upon the sale of the note in 2011.

The following table summarizes the activity in the loan loss reserve from January 1, 2009, to December 31, 2011 (in thousands):

	2011		2010		2009
Balance at January 1	$10,806	(A)	$10,806	(A)	$5,400	(A)
Additions:
Loan loss reserve	5,000	(B)	—		5,406

Deductions:
Write downs	(5,000	)(B)	—		—

Balance at December 31	$10,806	(A)	$10,806	(A)	$10,806	(A)

(A)	The Company maintains a loan receivable with a carrying value of $10.8 million that was fully reserved at December 31, 2010 and 2009, resulting in a specific loan loss reserve of approximately $10.8 million. The impairment was driven by the deterioration of the economy and the dislocation of the credit markets. Interest income is no longer being recorded on this loan. At December 31, 2011 and December 31, 2010, this note was more than 90 days past due on principal and interest payments. This is the only loan receivable in the Company’s portfolio that has a loan loss reserve and is considered impaired at December 31, 2011.

(B)	In 2011, the Company sold a note receivable with a face value, including accrued interest, of $11.8 million for proceeds of $6.8 million, which resulted in the recognition of a $5.0 million reserve. At December 31, 2010, this note was more than 90 days past due on interest payments. A loan loss reserve had not been previously established based on the estimated value of the underlying real estate collateral.

In addition, at December 31, 2011, the Company had one loan aggregating $9.3 million that matured in September 2011 and was more than 90 days past due. The Company is no longer recording interest income on this note. A loan loss reserve has not been established based on the estimated value of the underlying real estate collateral.